Ordinary Shares	12 Months Ended
Dec. 31, 2021
Equity [Abstract]
Ordinary Shares
14.	Ordinary Shares
As of December 31, 2020 and 2021 the Company had in aggregate of 415,014,994 and 449,635,423
 o
rdinary shares issued and outstanding, respectively.
Initial public offering and concurrent private placement
In June 2020, the Company completed its initial public offering (“IPO”) on the Nasdaq Global Select Market of 20,125,000 American Depositary Shares (“ADS”) (including 2,625,000 ADSs sold upon the full exercise of the underwriters’ over-allotment option) (every four Class A ordinary shares represents one ADS), and completed the concurrent private placement (“CPP”) of 22,000,000 ordinary shares, for a total ordinary shares offering of 102,500,000 shares at a price of US$20.00 per ADS. The net proceeds raised from the IPO amounted to approximately US$483.6 million after deducting underwriting discounts and commissions and other offering expenses.
Upon the completion of the IPO and CPP, all classes of preferred shares of the Company were converted and designated as Class A ordinary shares on a one-for-one
basis. 76,179,938 ordinary shares were designated as Class B ordinary share on a one-for-one
basis. The remaining ordinary shares were designated as Class A ordinary shares on a one-for-one
basis.
In respect of all matters subject to shareholders’ vote, each holder of Class A ordinary share is entitled to one and each holder of Class B ordinary share is entitled to twenty votes.
Private Placement
In February 2021, the Company completed an additional private placement of 20,000,000 Class A ordinary shares. The net proceeds raised from the private placement amounted to approximately US$250.0 million after immaterial offering expenses.